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                        SUPPLEMENT DATED APRIL 4, 2003
                                    TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                                    OF THE
                      SB ADJUSTABLE RATE INCOME FUND INC.

   The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the Fund's Statement of Additional Information under the section entitled "Purchase of Shares--Sales Charge Alternatives":

   Class Y Shares. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series Inc.; (ii) the Bright Start(R) and Scholars Choice/SM/ College Savings Programs; (iii) a pension, profit-sharing or other benefit plan for employees of Citigroup and its subsidiaries; and (iv) certain accounts managed by registered investment advisory subsidiaries of Citigroup).

FD